UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                         Date of Report: August 12, 2010


                          INFINITY CAPITAL GROUP, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


            MARYLAND                   814-00708               16-1675285
            --------                   ---------               ----------
(State or other jurisdiction    (Commission File Number)      (IRS Employer
       of incorporation)                                   Identification No.)

                 80 BROAD STREET, 5TH FLOOR, NEW YORK, NY 10004
          -----------------------------------------------------------
              (Address of principal executive offices and Zip Code)

        Registrant's telephone number, including area code (212) 962-4400


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On August 12, 2010, Infinity Capital Group, Inc., a Maryland corporation ("Infinity"), Steve Wallitt ("Wallitt") and Pennsylvania Avenue Funds ("Pennsylvania") collectively ("Lenders") entered into a Settlement Agreement and Mutual Release ("Agreement and Release").

On June 1, 2009, Infinity, Wallitt and Pennsylvania entered into a $125,000 promissory note and a Pledge Agreement that used shares of Strategic Energy and Resources to secure the promissory note. On September 3, 2009, Wallitt and Pensylvania foreclosed on the promissory note and claimed the shares of Strategic Energy and Resources. On August 12, 2010, Infinity entered into a Settlement Agreement and Mutual Release to settle and discharge the obligations under the promissory note and Pledge Agreement.

The Settlement Agreement and Mutual Release provides for Infinity to pay $100,000 to Wallitt and $25,000 to Pennsylvania, plus all accrued interest on the Closing Date. The Closing date shall occur on or before September 9, 2010. In addition, Infinity shall transfer 5,000 shares of BlackStar Energy Group, Inc., which owns to Wallitt and Pennsylvania and pay additional consideration of $6,250. Wallitt and Pennsylvania have agreed to transfer 140,000 shares of Strategic Energy Resources, Inc. to Infinity and 190,000 shares of Infinity back to GHL Group, Ltd., an entity controlled by Greg Laborde, an officer and director of Infinity.

As part of the Settlement Agreement and Mutual Release, Wallitt and Pennsylvania will waive and release Infinity and GHL Group, Ltd of any liability under the promissory note and the Pledge Agreement.

The  Agreement  and Release in its entirety is attached  hereto as Exhibit 10.1.


                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

a)    Financial Statements of business acquired:   None
b)    Pro Forma Financial Information:             None
c)    Shell Company Transactions:                  None
d)    Exhibits:                                    10.1 - Settlement Agreement
                                                          and Mutual Release

                                 SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                          INFINITY CAPITAL GROUP, INC.


                          By: /s/ Gregory H. Laborde
                          ----------------------------------------------
                          Gregory H. Laborde, Chief Executive Officer
                          Date: August 31, 2010